MUNIVEST
FUND II, INC.



[FUND LOGO]
STRATEGIC
         Performance



Annual Report
October 31, 1997



Officers and Directors
Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MVT



This report, including the financial information herein, is transmitted to the shareholders of MuniVest Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniVest
Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                            #16807 -- 10/97



[RECYCLE LOGO]
Printed on post-consumer recycled paper



MUNIVEST FUND II, INC.

The Benefits and Risks of Leveraging

MuniVest Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.



                              MuniVest Fund II, Inc., October 31, 1997

DEAR SHAREHOLDER

For the year ended October 31, 1997, the Common Stock of MuniVest Fund II, Inc. earned $0.876 per share income dividends, which included earned and unpaid dividends of $0.074. This represents a net annualized yield of 6.00%, based on a month-end per share net asset value of $14.59. Over the same period, the total investment return on the Fund's Common Stock was +10.31%, based on a change in per share net asset value from $14.12 to $14.59, and assuming reinvestment of $0.876 per share income dividends.

For the six-month period ended October 31, 1997, the total investment return on the Fund's Common Stock was +7.48%, based on a change in per share net asset value from $14.01 to $14.59, and assuming reinvestment of $0.436 per share income dividends.

For the six-month period ended October 31, 1997, the Fund's Auction Market Preferred Stock had an average yield of Series A, 3.29%; Series B, 3.80; and Series C, 2.97%.

The Municipal Market Environment
Long-term interest rates generally declined during the six-month period ended October 31, 1997. The general financial environment has remained one of solid economic growth tempered by few or no inflationary pressures. While economic growth has been conducive to declining bond yields, it has remained strong enough to suggest that the Federal Reserve Board (FRB) might find it necessary to raise short-term interest rates. This would be intended to slow economic growth and ensure that any incipient inflationary pressures would be curtailed. There were investor concerns that the FRB would be forced to raise interest rates prior to year-end, thus preventing an even more dramatic decline in interest rates. Long-term tax-exempt revenue bonds, as measured by the Bond Buyer Revenue Bond Index, declined over 50 basis points (0.50%) to end the six-month period ended October 31, 1997 at 5.60%.

Similarly, long-term US Treasury bond yields generally moved lower during most of the six-month period ended October 31, 1997. However, the turmoil in the world's equity markets during the last week in October has resulted in a significant rally in the Treasury bond market. The US Treasury bond market was the beneficiary of a flight to quality mainly by foreign investors whose own domestic markets have continued to be very volatile. Prior to the initial decline in Asian equity markets, long-term US Treasury bond yields were essentially unchanged. By the end of October, US Treasury bond yields declined 80 basis points to 6.15%, their lowest level of 1997.

The tax-exempt bond market's continued underperformance as compared to its taxable counterpart has been largely in response to its ongoing weakening technical position. As municipal bond yields have declined, municipalities have hurriedly rushed to refinance outstanding higher-couponed debt with new issues financed at present low rates. During the last six months, over $118 billion in new long-term tax-exempt issues were underwritten, an increase of over 25% versus the comparable period a year ago. As interest rates have continued to decline, these refinancings have intensified municipal bond issuance. During the past three months, approximately $60 billion in new long-term municipal securities were underwritten, an increase of over 34% as compared to the October 31, 1996 quarter.

The recent trend toward larger and larger bond issues has also continued. However, issues of such magnitude usually must be attractively priced to ensure adequate investor interest. Obviously, the yields of other municipal bond issues are impacted by the yield premiums such large issuers have been required to pay. Much of the municipal bond market's recent underperformance can be traced to market pressures that these large bond issuances have exerted.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline is likely to be generated in part by reduced US export growth. Additionally, some decline in consumer spending also can be expected in response to reduced consumer confidence. Perhaps more importantly, it is likely that barring a dramatic and unexpected resurgence in domestic growth, the FRB may be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that for at least the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some pressure as a result of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancing. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of October), any further pressure on the municipal market may represent an attractive investment opportunity.

Portfolio Strategy
During the six months ended October 31, 1997, we largely maintained the defensive posture we had adopted earlier in the year. Our principal concern was that economic growth would remain strong enough to force the FRB to raise interest rates prior to year-end. We believed that as long as the potential for FRB action remained, it was more likely that interest rates would be raised than lowered. We believed that the Fund's core position of interest rate-sensitive securities would allow the Fund to remain competitive should economic growth weaken and interest rates fall.

However, the turmoil in the world's equity markets during October has largely removed concerns regarding any additional action by the FRB in the near term. Additionally, it is likely that economic growth in the United States will be slower than expected as a result of the recent stock market correction. Consequently, we adopted a more neutral position until the full economic impact of the world equity markets' correction can be determined. Looking ahead, we expect to remain fully invested going into 1998 in order to seek to enhance yield for Common Stock shareholders.

Short-term tax-exempt interest rates have continued to trade in a relatively narrow range, mostly between 3.50% and 3.75%. During the period ended October 31, 1997, the leverage of the Preferred Stock was very favorable and significantly augmented the yield paid to the Common Stock shareholders. However, should the spread between short-term and long-term tax-exempt interest rates narrow, the benefits of the leverage will decline and the yield on the Common Stock will be reduced. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniVest Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/FRED K. STUEBE
Fred K. Stuebe
Vice President and Portfolio Manager

December 3, 1997





PROXY RESULTS

During the six-month period ended October 31, 1997, MuniVest Fund II, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 18, 1997. The description of each proposal and number of shares voted are as follows:

                                                                                     Shares Voted          Shares Withheld
                                                                                          For                From Voting
1. To elect the Fund's Board of Directors:               Cynthia A. Montgomery        19,326,854               369,225
                                                         Charles C. Reilly            19,356,904               339,175
                                                         Kevin A. Ryan                19,328,664               367,415
                                                         Arthur Zeikel                19,333,537               362,542


                                                                                  Shares Voted    Shares Voted   Shares Voted
                                                                                       For           Against        Abstain

2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent
   auditors for the current fiscal year.                                           19,216,568        111,429        368,082


During the six-month period ended October 31, 1997, MuniVest Fund II, Inc. Preferred Stock shareholders (Series A, B and C)
voted on the following proposals. The proposals were approved at a shareholders' meeting on September 18, 1997. The description of each proposal and number of shares voted are as follows:

                                                                                               Shares Voted      Shares Withheld
                                                                                                    For            From Voting
1. To elect the Fund's Board of Directors as follows: Ronald W. Forbes, Cynthia A. Montgomery,
   Charles C. Reilly, Kevin A. Ryan, Richard R. West and Arthur Zeikel:

                                                         Series A                                  1,769                0
                                                         Series B                                  1,402                0
                                                         Series C                                  1,549                0


                                                                                  Shares Voted    Shares Voted    Shares Voted
                                                                                       For           Against        Abstain

2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors for the current fiscal year as follows:

                                                         Series A                     1,769            0               0
                                                         Series B                     1,387           15               0
                                                         Series C                     1,549            0               0







SCHEDULE OF INVESTMENTS                                                                                           (in Thousands)

                         S&P       Moody's       Face                                                                   Value
STATE                  Ratings     Ratings      Amount      Issue                                                     (Note 1a)


Alaska -- 3.9%           AA          Aa3        $15,000     Valdez, Alaska, Marine Terminal Revenue Refunding
                                                            Bonds (Sohio Pipeline -- British Petroleum Oil),
                                                            7.125% due 12/01/2025                                      $16,798

Arizona -- 0.7%          AAA         Aaa          2,315     Maricopa County, Arizona, School District No. 3,
                                                            Refunding and Improvement Bonds (Tempe Elementary
                                                            School), UT, 7.50% due 7/01/2010 (c)                         2,892

California -- 1.6%       AA          Aaa          3,825     California State Department of Water Resources,
                                                            Water Systems Revenue Bonds (Central Valley Project),
                                                            Series P, 6.50% due 6/01/2006 (i)                            4,420
                         A           Aaa          2,000     California State Public Works Board, Lease Revenue
                                                            Bonds (Various Community College Projects), Series B,
                                                            7% due 3/01/2004 (i)                                         2,327

Colorado -- 2.7%         NR*         Aa2          2,780     Colorado HFA, S/F Program, AMT, Senior Series F, 8.625%
                                                            due 6/01/2025 (h)                                            3,138
                                                            Denver, Colorado, City and County Airport Revenue Bonds,
                                                            AMT, Series C:
                         AAA         Aaa          1,560     6.75% due 11/15/2002 (i)                                     1,754
                         BBB         Baa1         5,940     6.75% due 11/15/2022                                         6,419

Delaware -- 0.6%         AAA         Aaa          2,250     Delaware Transportation Authority, Transportation System
                                                            Revenue Bonds, Senior Series, 7% due 7/01/2004 (c)(i)        2,618

Florida -- 1.0%          BBB         Baa1         3,655     Escambia County, Florida, PCR (Champion International
                                                            Corp. Project), AMT, 6.90% due 8/01/2022                     4,054

Georgia -- 4.9%          A           A            1,250     Georgia Municipal Electric Authority, Power Revenue Bonds,
                                                            Series X, 6.50% due 1/01/2020                                1,428
                                                            Georgia Municipal Electric Authority, Special Obligation
                                                            Revenue Bonds:
                         A           A3           6,000     (3rd Crossover Series), 6.60% due 1/01/2018                  6,910
                         A+          A3          11,035     (5th Crossover Series), Project One, 6.50% due 1/01/2017    12,544

Hawaii -- 0.5%           A           A2           2,000     Hawaii State Department of Budget and Finance, Special
                                                            Purpose Revenue Bonds (Kapi'Olani Health Obligation),
                                                            6.25% due 7/01/2021                                          2,123

Idaho -- 0.6%            NR*         Aaa          2,500     Idaho Housing Agency, S/F Mortgage, AMT, Series E-2,
                                                            6.90% due 1/01/2027                                          2,667

Illinois -- 13.9%        AAA         Aaa          3,850     Chicago, Illinois, GO, UT, 5.25% due 1/01/2027 (c)           3,754
                         AA-         Aa3          6,925     Chicago, Illinois, Gas Supply Revenue Bonds (People's
                                                            Gas and Light), Series A, 6.875% due 3/01/2015               7,546
                         AAA         Aaa          5,000     Chicago, Illinois, Sales Tax Revenue Bonds, 5.375% due
                                                            1/01/2027 (c)                                                4,960
                                                            Illinois HDA, M/F Housing Program:
                         A+          A1           9,090     Refunding, Series A, 7.375% due 7/01/2017                    9,889
                         A+          A1           6,500     Series 5, 6.75% due 9/01/2023                                6,843
                         A+          Aa2          2,550     Illinois HDA, Residential Mortgage Revenue Bonds, AMT,
                                                            Series C-1, 6.874% due 2/01/2018                             2,703
                         NR*         Baa1         3,235     Illinois Health Facilities Authority Revenue Bonds (Holy
                                                            Cross Hospital Project), 6.75% due 3/01/2024                 3,455
                                                            Illinois Regional Transportation Authority:
                         AAA         Aaa          4,815     Series A, 6.50% due 6/01/2015 (b)                            5,273
                         AAA         Aaa          1,500     Series A, 7.20% due 11/01/2020 (b)                           1,876
                         AAA         Aaa          7,000     Series A, 6.70% due 11/01/2021 (c)                           8,325
                         AAA         Aaa          2,500     UT, Series C, 7.75% due 6/01/2020 (c)                        3,286
                         AAA         Aaa          1,000     UT, Series C, 7.10% due 6/01/2025 (c)                        1,147

Indiana -- 11.9%                                            Indiana Bond Bank Revenue Bonds (Guarantee -- State
                                                            Revolving Fund Program), Series A:
                         AAA         NR*          2,750     6.875% due 2/01/2012                                         3,093
                         AAA         NR*          5,750     6.75% due 2/01/2017                                          6,473
                         AA          Aa3          2,500     Indiana Health Facilities Financing Authority, Hospital
                                                            Revenue Refunding Bonds (Clarian Health Partners Inc.),
                                                            Series A, 6% due 2/15/2021                                   2,597
                         NR*         Aaa          5,545     Indiana State, HFA, S/F Mortgage Revenue Refunding
                                                            Bonds, Series A, 6.80% due 1/01/2017                         5,866
                         NR*         Aaa          1,915     Indiana Transportation Finance Authority, Airport
                                                            Facilities Lease Revenue Bonds (United Air), Series A,
                                                            6.75% due 11/01/2002 (i)                                     2,152
                                                            Indiana Transportation Finance Authority, Highway Revenue
                                                            Bonds, Series A:
                         A+          A1           2,000     7.25% due 6/01/2015                                          2,455
                         A+          A1           3,775     6.80% due 12/01/2016                                         4,490
                                                            Indianapolis, Indiana, Local Public Improvement Bond
                                                            Bank, Refunding, Series D:
                         A+          NR*          8,750     6.75% due 2/01/2014                                         10,299
                         A+          NR*         11,800     6.75% due 2/01/2020                                         13,034

Kentucky -- 2.0%         AA-         Aa3          1,750     Boone County, Kentucky, PCR, Refunding (Dayton Power &
                                                            Light Co.), Series A, 6.50% due 11/15/2022                   1,904
                         AAA         Aaa          7,000     Jefferson County, Kentucky, Health Facilities Revenue
                                                            Refunding Bonds (Alliant Health Systems Inc.), 5.125% due
                                                            10/01/2027 (d)                                               6,686

Louisiana -- 1.4%        NR*         A3           2,000     Lake Charles, Louisiana, Harbor and Terminal District,
                                                            Port Facilities Revenue Refunding Bonds (Trunkline Long
                                                            Co. Project), 7.75% due 8/15/2022                            2,292
                         A+          A1           3,315     Louisiana Public Facilities Authority Revenue Bonds
                                                            (Tulane University), 6.625% due 11/15/2021                   3,641

Maine -- 1.7%            NR*         Aa2          6,790     Maine State Housing Authority, Mortgage Purchase, AMT,
                                                            Series C-2, 6.875% due 11/15/2023                            7,234

Maryland -- 1.1%         A-          NR*          2,000     Maryland State Energy Financing Administration, Solid
                                                            Waste Disposal, Limited Obligation Revenue Bonds
                                                            (Wheelabrator Water Project), AMT, 6.45% due 12/01/2016      2,183
                                                            Maryland State Health and Higher Educational Facilities
                                                            Authority Revenue Bonds:
                         NR*         VMIG1+       1,000     (Pooled Loan Program), VRDN, Series A, 3.65% due
                                                            4/01/2035 (a)                                                1,000
                         AAA         Aaa          1,000     (University of Maryland Medical Systems), Series B, 7%
                                                            due 7/01/2022 (c)                                            1,236
                         A1+         VMIG1+         400     University of Maryland, University Revenue Bonds
                                                            (Revolving Equipment Loan Program), VRDN, Series A, 3.65%
                                                            due 7/01/2015 (a)                                              400

Massachusetts -- 6.1%                                       Massachusetts Bay Transportation Authority Revenue Bonds
                                                            (Massachusetts General Transportation Systems):
                         AAA         Aaa          5,000     Series A, 5% due 3/01/2019 (c)                               4,816
                         AAA         Aaa          5,000     Series A, 5% due 3/01/2023 (c)                               4,785
                         AA-         A1           5,000     Series C, 5% due 3/01/2024                                   4,740
                         AAA         Aaa          1,000     Massachusetts State, HFA, Residential Development,
                                                            Series C, 6.90% due 11/15/2021 (f)                           1,088
                         AA-         Aa3          2,500     Massachusetts State Port Authority Revenue Bonds, Series
                                                            A, 5% due 7/01/2027                                          2,378
                         A+          A1           1,000     Massachusetts State Revenue Refunding Bonds (College
                                                            Building Authority Project), Series A, 7.50% due
                                                            5/01/2011                                                    1,244
                         A           A2           6,000     Massachusetts State Water Resource Authority, Series A,
                                                            6.50% due 7/15/2019                                          6,930

Michigan -- 7.5%         AAA         Aaa          2,500     Detroit, Michigan, Water Supply System Revenue Bonds,
                                                            Series A, 5% due 7/01/2027 (d)                               2,385
                         BBB         Baa1         3,500     Dickinson County, Michigan, Economic Development
                                                            Corporation, Solid Waste Disposal, Revenue Refunding
                                                            Bonds (Champion International), 6.55% due 3/01/2007          3,715
                         A1+         VMIG1+         200     Grand Rapids, Michigan, Water Supply System, Revenue
                                                            Refunding Bonds, VRDN, 3.50% due 1/01/2020 (a)(c)              200
                         AA          Aa2          1,250     Michigan Municipal Bond Authority, Revenue Refunding
                                                            Bonds (Local Government -- Qualified School), Series A,
                                                            6.50% due 5/01/2016                                          1,365
                         A+          NR*          2,755     Michigan State, HDA, Rental Housing Revenue Refunding
                                                            Bonds, Series A, 6.65% due 4/01/2023                         2,882
                                                            Michigan State, HDA, S/F Mortgage Revenue Bonds:
                         AA+         NR*          5,490     Refunding, AMT, Series D, 6.85% due 6/01/2026                5,844
                         AA+         NR*          4,885     Series A, 6.875% due 6/01/2023                               5,137
                         A           A2           3,500     Michigan State Hospital Finance Authority, Revenue
                                                            Refunding Bonds (Detroit Medical Center Obligated Group),
                                                            Series A, 6.50% due 8/15/2018                                3,772
                         A           A1           2,500     Michigan State Strategic Fund, Limited Obligation
                                                            Revenue Bonds (Ford Motor Co. Project), AMT, Series A,
                                                            6.55% due 10/01/2022                                         2,682
                         AAA         Aaa          1,500     Northern Michigan University, Revenue Refunding Bonds,
                                                            5.125% due 12/01/2020 (d)                                    1,461
                         AA-         Aa3          2,320     Royal Oak, Michigan, Hospital Finance Authority, Revenue
                                                            Refunding Bonds (Beaumont Properties, Inc.), Series E,
                                                            6.625% due 1/01/2019                                         2,506

Minnesota -- 1.6%                                           Minnesota State, HFA, S/F Mortgage, AMT:
                         AA+         Aa2          2,665     Series L, 6.70% due 7/01/2020                                2,824
                         AA+         Aa2          3,900     Series M, 6.70% due 7/01/2026                                4,133

Nebraska -- 0.6%         AAA         Aaa          2,200     Lancaster County, Nebraska, Hospital Authority No. 1,
                                                            Hospital Revenue Bonds (Bryan Memorial Hospital Project),
                                                            6.70% due 6/01/2022 (d)(j)                                   2,497

Nevada -- 3.1%           AAA         Aaa          2,500     Clark County, Nevada, School District, 6.75% due
                                                            12/15/2004 (c)(i)                                            2,871
                         AAA         Aaa          1,440     Nevada Housing Division, S/F Program, AMT, Series E, 7%
                                                            due 10/01/2019                                               1,546
                         AA          Aa2          5,430     Nevada State Refunding (Colorado River
                                                            Commission -- Hoover), 6.60% due 10/01/2016                  5,956
                         AAA         Aaa          2,500     Washoe County, Nevada, Gas Facilities Revenue Bonds
                                                            (Sierra Pacific Power Co.), AMT, 6.65% due 12/01/2017 (b)    2,723

New Jersey -- 1.1%       AAA         Aaa          4,435     New Jersey State Housing and Mortgage Finance Agency
                                                            Revenue Bonds (Home Buyer), AMT, Series M, 6.95% due
                                                            10/01/2022 (d)                                               4,804

New York -- 8.9%         AAA         Aaa          2,500     Metropolitan Transportation Authority, New York, Commuter
                                                            Facility Revenue Refunding Bonds, Series D, 5.125% due
                                                            7/01/2022 (d)                                                2,443
                                                            New York City, New York, GO, UT:
                         BBB+        Baa1         2,500     Refunding, Series C, 5.875% due 2/01/2016                    2,565
                         BBB+        Aaa          2,220     Series B, 7% due 6/01/2001 (i)                               2,459
                         BBB+        Baa1           110     Series B, 7% due 6/01/2016                                     119
                         BBB+        Aaa          1,040     Series B, Sub-Series B-1, 7% due 8/15/2004 (i)               1,209
                         BBB+        Aaa          3,390     Series B, Sub-Series B-1, 7.25% due 8/15/2004 (i)            3,990
                         BBB+        Baa1         6,460     Series B, Sub-Series B-1, 7% due 8/15/2016                   7,297
                         BBB+        Baa1           610     Series B, Sub-Series B-1, 7.25% due 8/15/2019                  694
                                                            New York City, New York, Municipal Water Finance
                                                            Authority, Water and Sewer System Revenue Refunding
                                                            Bonds:
                         A-          A2           7,500     Series A, 5.125% due 6/15/2021                               7,197
                         AAA         Aaa         10,300     Series C, 5% due 6/15/2021 (c)                               9,913

North Carolina --        A1+         NR*            100     Raleigh-Durham, North Carolina, Airport Authority,
0.0%                                                        Special Facility Revenue Refunding Bonds (American
                                                            Airlines), VRDN, Series B, 3.70% due 11/01/2015 (a)            100

Ohio -- 0.4%                                                Cleveland, Ohio, Water Works Revenue Bonds (First
                                                            Mortgage), Series F-92B (b):
                         AAA         Aaa             20     6.50% due 1/01/2002 (i)                                         22
                         AAA         Aaa          1,480     6.50% due 1/01/2011                                          1,615

Oregon -- 0.2%           A1          VMIG1+         900     Medford, Oregon, Hospital Facilities Authority Revenue
                                                            Bonds (Gross-Rogue Valley Health Services), VRDN, 3.80%
                                                            due 10/01/2016 (a)                                             900

Pennsylvania -- 0.7%     AA+         Aa           1,250     Pennsylvania HFA, S/F Mortgage, AMT, Series 43, 7.40%
                                                            due 10/01/2014                                               1,355
                         AAA         Aaa          1,500     Philadelphia, Pennsylvania, Water and Wastewater Revenue
                                                            Bonds, Series A, 5% due 8/01/2022 (b)                        1,434

South Carolina --        A-          A1           3,000     Richland County, South Carolina, Solid Waste Disposal
1.0%                                                        Facilities Revenue Bonds (Union Camp Corp. Project), AMT,
                                                            Series B, 7.125% due 9/01/2021                               3,272
                         NR*         Aa2          1,000     South Carolina State Housing Finance and Development
                                                            Authority, Mortgage Revenue Bonds, AMT, Series A, 6.70%
                                                            due 7/01/2027 (h)                                            1,065

Texas -- 6.6%            AAA         Aaa          1,665     Crowley, Texas, Independent School District, GO, UT,
                                                            5.125% due 8/01/2027                                         1,619
                         AA-         Aa3          2,500     Guadalupe-Blanco River Authority, Texas, Sewage and
                                                            Solid Waste Disposal Facility Revenue Bonds (du Pont
                                                            (E.I.) de Nemours and Co. Project), AMT, 6.40% due
                                                            4/01/2026                                                    2,720
                                                            Harris County, Texas, Health Facilities Development
                                                            Corporation, Hospital Revenue Bonds:
                         A-          A2           1,500     (Memorial Hospital Systems Project), Series A, 6.60% due
                                                            6/01/2004 (i)                                                1,699
                         A-          A2           1,500     (Memorial Hospital Systems Project), Series A, 6.625%
                                                            due 6/01/2004 (i)                                            1,701
                         AAA         Aa3          2,500     (Saint Luke's Episcopal Hospital Project), Series A,
                                                            6.625% due 2/15/2012 (j)                                     2,748
                         AA          Aa3          7,000     (School Health Care Systems), Refunding, Series B, 5.75%
                                                            due 7/01/2027                                                7,222
                         A+          A2           2,500     Matagorda County, Texas, Port of Bay City Authority
                                                            Revenue Bonds (Hoechst Celanese Corp. Project), AMT,
                                                            6.50% due 5/01/2026                                          2,714
                         AA          Aa           4,000     North Central, Texas, Health Facility Development
                                                            Corporation Revenue Bonds (Baylor University Medical
                                                            Center), INFLOS, Series A, 9.816% due 5/15/2001 (e)(i)       4,845
                         AA          Aa2          2,500     Texas State Refunding (Veterans' Land), UT, 6.50% due
                                                            12/01/2021                                                   2,676

Virginia -- 3.7%         A-          A1           3,115     Isle Wight County, Virginia, IDA, Solid Waste Disposal
                                                            Facilities Revenue Bonds (Union Camp Corp. Project),
                                                            AMT, 6.55% due 4/01/2024                                     3,379
                                                            Virginia State, HDA (Commonwealth Mortgage):
                         AA+         Aa1          2,000     AMT, Series B, Sub-Series B-2, 6.85% due 1/01/2027           2,104
                         AA+         NR*          2,500     AMT, Series G, Sub-Series G-2, 6.65% due 1/01/2019           2,658
                         AA+         Aa1          2,000     Series B, Sub-Series B-5, 6.90% due 7/01/2013                2,082
                         AA+         Aa1          5,100     Series H, 6.85% due 7/01/2014                                5,484

Washington -- 3.9%       AAA         NR*          2,395     Washington State Housing Finance Commission, S/F
                                                            Mortgage Revenue Refunding Bonds, Series D, 6.95% due
                                                            7/01/2017 (f)(g)                                             2,515
                                                            Washington State Public Power Supply System, Revenue
                                                            Refunding Bonds, Series B:
                         AA-         Aa1          4,950     (Nuclear Project No. 1), 7.25% due 7/01/2009                 5,920
                         AA-         Aa1          5,000     (Nuclear Project No. 1), 7.125% due 7/01/2016                5,999
                         AAA         Aaa          1,900     (Nuclear Project No. 3), 7.125% due 7/01/2016 (d)            2,307

Wisconsin -- 1.1%        AA          Aa           2,250     Wisconsin Housing and EDA, Home Ownership Revenue Bonds,
                                                            AMT, Series D, 6.65% due 7/01/2025                           2,372
                         NR*         A3           2,000     Wisconsin State Health and Educational Facilities
                                                            Authority, Revenue Refunding Bonds (Saint Claire Hospital
                                                            Project), 7% due 2/15/2011                                   2,166

Wyoming -- 3.0%          BBB         Baa2         5,000     Sweetwater County, Wyoming, Solid Waste Disposal Revenue
                                                            Bonds (FMC Corp. Project), AMT, Series B, 6.90% due
                                                            9/01/2024                                                    5,508
                                                            Wyoming Community Development Authority, S/F Mortgage:
                         AA          Aa2          1,500     AMT, Series H, 7.10% due 6/01/2012                           1,616
                         AA          Aa2          5,175     Series B, 6.70% due 6/01/2017                                5,471
                                                                                                                    ----------

                         Total Investments (Cost -- $383,883) -- 98.0%                                                 416,642

                         Other Assets Less Liabilities -- 2.0%                                                           8,703
                                                                                                                    ----------
                         Net Assets -- 100.0%                                                                         $425,345
                                                                                                                    ==========

                     (a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
                     (b) AMBAC Insured.
                     (c) FGIC Insured.
                     (d) MBIA Insured.
                     (e) The interest rate is subject to change periodically and inversely based upon prevailing market rates.
                         The interest rate shown is the rate in effect at October 31, 1997.
                     (f) FNMA Collateralized.
                     (g) GNMA Collateralized.
                     (h) FHA Insured.
                     (i) Prerefunded.
                     (j) Escrowed to maturity.
                      *  Not Rated.
                      +  Highest short-term rating by Moody's Investors Service, Inc.
                     Ratings of issues shown have not been audited by Deloitte & Touche LLP.

Portfolio Abbreviations

To simplify the listings of MuniVest Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
GO      General Obligation Bonds
EDA     Economic Development Authority
HDA     Housing Development Authority
HFA     Housing Finance Agency
IDA     Industrial Development Authority
INFLOS  Inverse Floating Rate Municipal Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
S/F     Single-Family
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes

See Notes to Financial Statements.






STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                      As of October 31, 1997

Assets:               Investments, at value (identified cost -- $383,883,135) (Note 1a)                            $416,641,871
                      Cash                                                                                               96,746
                      Receivables:
                      Securities sold                                                             $11,987,932
                      Interest                                                                      7,538,043        19,525,975
                                                                                                -------------
                      Deferred organization expenses (Note 1e)                                                            3,338
                      Prepaid expenses and other assets                                                                  16,366
                                                                                                                  -------------
                      Total assets                                                                                  436,284,296
                                                                                                                  -------------

Liabilities:          Payables:
                      Securities purchased                                                         10,310,663
                      Dividends to shareholders (Note 1f)                                             315,086
                      Investment adviser (Note 2)                                                     191,248        10,816,997
                                                                                                -------------
                      Accrued expenses and other liabilities                                                            122,025
                                                                                                                  -------------
                      Total liabilities                                                                              10,939,022
                                                                                                                  -------------

Net Assets:           Net assets                                                                                   $425,345,274
                                                                                                                  =============

Capital:              Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (5,400 shares of AMPS* issued
                      and outstanding at $25,000 per share liquidation preference)                                 $135,000,000
                      Common Stock, par value $.10 per share (19,907,055 shares issued and
                      outstanding)                                                                 $1,990,705
                      Paid-in capital in excess of par                                            277,543,484
                      Undistributed investment income -- net                                        2,719,803
                      Accumulated realized capital losses on investments -- net (Note 5)          (24,667,454)
                      Unrealized appreciation on investments -- net                                32,758,736
                                                                                                -------------
                      Total -- Equivalent to $14.59 net asset value per share of Common Stock
                      (market price -- $13.875)                                                                     290,345,274
                                                                                                                  -------------
                      Total capital                                                                                $425,345,274
                                                                                                                  =============
                    * Auction Market Preferred Stock.

                      See Notes to Financial Statements.






STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1997
Investment            Interest and amortization of premium and discount earned                                      $25,182,103
Income (Note 1d):

Expenses:             Investment advisory fees (Note 2)                                            $2,106,587
                      Commission fees (Note 4)                                                        343,818
                      Professional fees                                                                92,538
                      Accounting services (Note 2)                                                     82,001
                      Transfer agent fees                                                              70,336
                      Printing and shareholder reports                                                 37,750
                      Custodian fees                                                                   30,846
                      Directors' fees and expenses                                                     24,462
                      Listing fees                                                                     24,260
                      Pricing fees                                                                     15,206
                      Amortization of organization expenses (Note 1e)                                   8,288
                      Other                                                                            32,032
                                                                                                -------------
                      Total expenses                                                                                  2,868,124
                                                                                                                  -------------
                      Investment income -- net                                                                       22,313,979
                                                                                                                  -------------

Realized &            Realized gain on investments -- net                                                               633,564
Unrealized Gain on    Change in unrealized appreciation on investments -- net                                         8,520,482
Investments -- Net                                                                                                -------------
(Notes 1b, 1d & 3):   Net Increase in Net Assets Resulting from Operations                                          $31,468,025
                                                                                                                  =============

                      See Notes to Financial Statements.






STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    For the Year Ended October 31,
                       Increase (Decrease) in Net Assets:                                              1997             1996

Operations:            Investment income -- net                                                        $22,313,979    $21,973,143
                       Realized gain (loss) on investments -- net                                          633,564     (1,655,497)
                       Change in unrealized appreciation/depreciation on investments -- net              8,520,482      5,246,338
                                                                                                    -------------- --------------
                       Net increase in net assets resulting from operations                             31,468,025     25,563,984
                                                                                                    -------------- --------------

Dividends to           Investment income -- net:
Shareholders           Common Stock                                                                    (17,439,516)   (16,965,648)
(Note 1f):             Preferred Stock                                                                  (4,718,754)    (4,793,238)
                                                                                                    -------------- --------------
                       Net decrease in net assets resulting from dividends to shareholders             (22,158,270)   (21,758,886)
                                                                                                    -------------- --------------

Net Assets:            Total increase in net assets                                                      9,309,755      3,805,098
                       Beginning of year                                                               416,035,519    412,230,421
                                                                                                    -------------- --------------
                       End of year*                                                                   $425,345,274   $416,035,519
                                                                                                    ============== ==============

                     * Undistributed investment income -- net                                           $2,719,803     $2,564,094
                                                                                                    ============== ==============

                       See Notes to Financial Statements.






FINANCIAL HIGHLIGHTS

                                                                                                                       For the
                                                                                                                       Period
                    The following per share data and ratios have been derived                                         March 29,
                    from information provided in the financial statements.                                            1993+ to
                                                                                For the Year Ended October 31,        Oct. 31,
                                                                         1997        1996       1995        1994        1993

                    Increase (Decrease) in Net Asset Value:
Per Share           Net asset value, beginning of period                $14.12      $13.93      $12.56      $15.15      $14.18
Operating                                                            ---------   ---------   ---------   ---------   ---------
Performance:        Investment income -- net                              1.13        1.10        1.11        1.08         .62
                    Realized and unrealized gain (loss) on
                    investments -- net                                     .46         .18        1.37       (2.53)       1.02
                                                                     ---------   ---------   ---------   ---------   ---------
                    Total from investment operations                      1.59        1.28        2.48       (1.45)       1.64
                                                                     ---------   ---------   ---------   ---------   ---------
                    Less dividends and distributions to Common
                    Stock shareholders:
                    Investment income -- net                              (.88)       (.85)       (.85)       (.87)       (.45)
                    Realized gain on investments -- net                     --          --          --        (.08)         --
                                                                     ---------   ---------   ---------   ---------   ---------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.88)       (.85)       (.85)       (.95)       (.45)
                                                                     ---------   ---------   ---------   ---------   ---------
                    Capital charge resulting from issuance of
                    Common Stock                                            --          --          --          --        (.02)
                                                                     ---------   ---------   ---------   ---------   ---------
                    Effect of Preferred Stock activity:++
                    Dividends and distributions to Preferred Stock
                    shareholders:
                    Investment income -- net                              (.24)       (.24)       (.26)       (.18)       (.09)
                    Realized gain on investments -- net                     --          --          --        (.01)         --
                    Capital charge resulting from issuance of
                    Preferred Stock                                         --          --          --          --        (.11)
                                                                     ---------   ---------   ---------   ---------   ---------
                    Total effect of Preferred Stock activity              (.24)       (.24)       (.26)       (.19)       (.20)
                                                                     ---------   ---------   ---------   ---------   ---------
                    Net asset value, end of period                      $14.59      $14.12      $13.93      $12.56      $15.15
                                                                     =========   =========   =========   =========   =========
                    Market price per share, end of period              $13.875     $12.625     $12.125     $10.375     $14.625
                                                                     =========   =========   =========   =========   =========

Total Investment    Based on market price per share                      17.32%      11.43%      25.68%     (23.56%)       .53%++++
Return:**                                                            =========   =========   =========   =========   =========
                    Based on net asset value per share                   10.31%       8.47%      19.27%     (10.67%)     10.16%++++
                                                                     =========   =========   =========   =========   =========

Ratios to Average   Expenses, net of reimbursement                         .68%        .68%        .69%        .68%        .35%*
Net Assets:***                                                       =========   =========   =========   =========   =========
                    Expenses                                               .68%        .68%        .69%        .68%        .49%*
                                                                     =========   =========   =========   =========   =========
                    Investment income -- net                              5.30%       5.30%       5.55%       5.17%       5.17%*
                                                                     =========   =========   =========   =========   =========

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                             $290,345    $281,036    $277,230    $250,079    $301,507
                                                                     =========   =========   =========   =========   =========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $135,000    $135,000    $135,000    $135,000    $135,000
                                                                     =========   =========   =========   =========   =========
                    Portfolio turnover                                   57.80%      46.58%      95.62%     114.56%      25.00%
                                                                     =========   =========   =========   =========   =========

Leverage:           Asset coverage per $1,000                           $3,151      $3,082      $3,054      $2,852      $3,233
                                                                     =========   =========   =========   =========   =========

Dividends Per Share Series A -- Investment income -- net                  $880        $898        $967        $644        $292
On Preferred Stock                                                   =========   =========   =========   =========   =========
Outstanding:+++     Series B -- Investment income -- net                  $872        $879        $891        $693        $352
                                                                     =========   =========   =========   =========   =========
                    Series C -- Investment income -- net                  $869        $886      $1,070        $634        $302
                                                                     =========   =========   =========   =========   =========

                  * Annualized.
                 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                *** Do not reflect the effect of dividends to Preferred Stock shareholders.
                  + Commencement of operations.
                 ++ The Fund's Preferred Stock was issued on April 26, 1993.
                +++ Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
               ++++ Aggregate total investment return.

                    See Notes to Financial Statements.




                              MuniVest Fund II, Inc., October 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniVest Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses -- Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1997 were $237,469,045 and $234,676,089, respectively.

Net realized and unrealized gains (losses) as of October 31, 1997 were as follows:

                                   Realized          Unrealized
                                Gains (Losses)          Gains

Long-term investments            $2,833,543          $32,758,736
Financial futures contracts      (2,199,979)                  --
                               ------------         ------------
Total                              $633,564          $32,758,736
                               ============         ============

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $32,758,575, all of which related to appreciated securities. The aggregate cost of investments at October 31, 1997 for Federal income tax purposes was $383,883,296.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the years ended October 31, 1997, and October 31, 1996 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1997 were as follows: Series A, 3.517%; Series B, 3.52%; and Series C, 3.54%.

As of October 31, 1997, there were 5,400 AMPS authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $150,509 as commissions.

5. Capital Loss Carryforward:
At October 31, 1997, the Fund had a net capital loss carryforward of approximately $17,782,000, of which $3,734,000 expires in 2002 and $14,048,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 6, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.074006 per share, payable on November 26, 1997 to shareholders of record as of November 17, 1997.



INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders,
MuniVest Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniVest Fund II, Inc. as of October 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, and for the period March 29, 1993 (commencement of operations) to October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniVest Fund II, Inc. as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 9, 1997



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniVest Fund II, Inc. during its taxable year ended October 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.